                           ALLMERICA INVESTMENT TRUST
                  (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001)



     The following language is included under the heading "Distribution Fees" in the Prospectus:

     On March 27, 2002 at the special meeting of shareholders of the Trust the Plan of Distribution and Service under Rule 12b-1 of the 1940 Act permitting the Funds to pay marketing and other fees to support the sale and distribution of the Funds was approved by the shareholders of each Fund.

     The Trust currently offers only one class of shares of each of the Funds, the Service Shares (the "Shares").



Dated: April 19, 2002